[OFFICE DEPOT LOGO]

                                                                    NEWS RELEASE
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CONTACT: Eileen H. Dunn
         Vice President, Investor Relations/Public Relations
         561/438-4930
         edunn@officedepot.com


                   OFFICE DEPOT ANNOUNCES NEW STOCK REPURCHASE
                 PROGRAM Company's Board of Directors Authorizes
                       up to $50 Million Buyback per Year

DELRAY BEACH, FLA. -- OCTOBER 26, 2001 -- OFFICE DEPOT, INC. (NYSE: ODP), the world's largest seller of office products, today announced that its Board of Directors has authorized the Company to repurchase up to $50 million of its common stock annually.

Purchases will be made in the open market or through privately negotiated transactions and made in accordance with all applicable securities laws. Purchases will be transacted through a number of brokerage firms.

Bruce Nelson, CEO of Office Depot, commented, "Over the course of the past three quarters, we have consistently demonstrated our ability to execute and to meet or exceed our commitments to employees, customers and shareholders. While the short-term outlook for our economy is uncertain, Office Depot's long-term prospects for consistent revenue and earnings growth have never been better. And while the investment community has acknowledged our improvements over the past year, we still see substantial value in our stock price over the long term."

Mr. Nelson further noted, "The repurchased shares will be added to the Company's Treasury Shares and will be used to meet the Company's near term requirements for its stock option and other benefit plans."

ABOUT OFFICE DEPOT
As of September 29, 2001, Office Depot operated 846 office supply superstores in the United States and Canada, in addition to a national business-to-business delivery network supported by 25 delivery centers, more than 60 local sales offices and eight regional call centers. Furthermore, the Company had operations in 15 countries outside of the United States and Canada, including 28 office supply stores in France and seven in Japan that are owned and operated by the Company; and 101 additional office supply stores under joint venture and licensing agreements operating under the Office Depot(R) name in five foreign countries. The Company also operates an award-winning U.S. Office Depot(R) brand Web site at www.officedepot.com where customers can access Office Depot's low competitive prices seven days a week, twenty-four hours a day, and it operates www.officedepot.co.jp in Japan and www.officedepot.fr in France as well as Viking(R) brand Web sites at www.vikingop.com in the United States, www.viking-direct.co.uk in the United Kingdom, www.viking.de in Germany, www.vikingdirect.nl in The Netherlands, www.vikingop.it in Italy, www.vikingop.com.au in Australia, www.vikingop.co.jp in Japan, www.vikingdirect.fr in France and www.vikingdirekt.at in Austria. Office Depot's

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common stock is traded on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AS AMENDED. FORWARD-LOOKING STATEMENTS, INCLUDING WITHOUT LIMITATION ALL OF THE PROJECTIONS AND ANTICIPATED LEVELS OF FUTURE PERFORMANCE, INVOLVE RISKS AND UNCERTAINTIES WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED HEREIN. THESE RISKS AND UNCERTAINTIES ARE DETAILED FROM TIME TO TIME BY OFFICE DEPOT IN ITS FILINGS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("SEC"), INCLUDING WITHOUT LIMITATION ITS MOST RECENT FILING ON FORM 10-K, FILED ON MARCH 27, 2001 AND ALL SUBSEQUENT FILINGS WITH THE SEC. YOU ARE STRONGLY URGED TO REVIEW ALL SUCH FILINGS FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES. THE COMPANY'S SEC FILINGS ARE READILY OBTAINABLE AT NO CHARGE AT WWW.SEC.GOV AND AT WWW.FREEEDGAR.COM, AS WELL AS ON A NUMBER OF OTHER COMMERCIAL WEB SITES.

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